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                                                                   EXHIBIT 10.20


                                                                             GCA
                                                                             ---

                                [GCA LETTERHEAD]




                              December _____, 2000





Richard A. Parlontieri, President
Emissions Testing, Inc.
400 Colony Park
Building 104, Suite 600
Cumming, Georgia  30041

          Re: Letter Agreement Regarding Transfer Restrictions on Securities to be Issued under that certain Securities Purchase Agreement dated as of June 1, 2000, between Emissions Testing, Inc., a Georgia corporation (the "Company") and GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCA"), as amended (the "Purchase Agreement") (for purposes hereof, unless otherwise indicated herein, all capitalized terms used in this letter shall have the same meanings ascribed to them in the Purchase Agreement)


Dear Mr. Parlontieri:

         We refer to the above-referenced Purchase Agreement, pursuant to which, among other things, the Company agreed to register with the Securities and Exchange Commission (the "SEC"), for and on behalf of GCA, 2,500,000 shares (sometimes hereafter referred to as the "Shares") of the Company's common stock, no par value per share ("Common Stock"), issuable to GCA upon conversion of the Convertible Debentures and upon exercise of the Warrants.

         GCA understands that the Company has filed a registration statement on Form S-1 (the "Registration Statement") with the SEC for the registration of certain shares of the Common Stock in an offering (the "Offering") under the Securities Act of 1933, as amended (the "Act"). Among the shares of Common Stock to be registered in the Offering are the Shares.

         Inasmuch as GCA wishes to induce the Company to continue its efforts in connection with the Offering, GCA hereby agrees with, and represents to, the Company that GCA will not,

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Emissions Testing, Inc.
December _____, 2000
Page 2


directly or indirectly, sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner, any of the Shares, including pursuant to Rule 144 or Rule 144A under the Act, from and after the date hereof except as follows:

     (a) The Company agrees that from and after the date and time that the SEC declares the Registration Statement effective under the Act (the "Effective Time"), GCA shall be entitled to sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner, up to 15% of the Shares issuable to GCA upon conversion of the Convertible Debentures outstanding as of the Effective Date or issued to GCA thereafter pursuant to the Purchase Agreement (the "Conversion Shares"), and 100% of the Shares issuable upon exercise of the Warrants owned by GCA as of the Effective Date or issued to GCA thereafter pursuant to the Purchase Agreement (the "Warrant Shares");

     (b) The Company further agrees that, from and after the 90th consecutive calendar day after the Effective Date, GCA shall have the right to sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner, up to an additional 15% of the Conversion Shares;

     (c) The Company further agrees that, from and after the 180th consecutive calendar day after the Effective Date, GCA shall have the right to sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner, up to an additional 20% of the Conversion Shares;

     (d) The Company further agrees that from and after October 1, 2001, the transfer restrictions and limitations set forth herein relating to the Shares shall expire and shall have no further force or effect whatsoever; and

     (e) The Company further agrees that notwithstanding the transfer restrictions set forth herein, the Company remains fully obligated pursuant to the terms and provisions of that certain Registration Rights Agreement dated as of June 1, 2000 between the Company and GCA (the "Registration Rights Agreement") and such Agreement remains in full force and effect without any amendment.

     GCA agrees and understands that:

     (f) Any sale or other transaction involving all or any part of the Shares are, and shall hereafter remain, subject to all applicable federal and state securities laws and regulations.

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Emissions Testing, Inc.
December 12, 2000
Page 3



     (g) The Company may place a legend reflecting this letter and terms hereof on any certificate evidencing the Shares which are subject to the restrictions set forth above at the time of their issuance, and may give written notice of this letter, and the terms hereof, to the Company's transfer agent;

     (h) This letter, and the terms hereof, shall be binding upon GCA and its successors and assigns; and

     (i) The Company is relying upon the agreements and representations of GCA set forth in this letter in filing the Registration Statement and amendments thereto and in consummating the Offering.

     (j) The Company shall not amend or terminate in any manner whatsoever any agreement relating to the restriction of the transfer of shares of the Company's Common Stock, as described in the Registration Statement and attached as exhibits thereto, without the prior written consent of GCA.

         In the event the Registration Statement has not been declared effective by the SEC on or before November 1, 2001, GCA and the Company hereby agree that this Agreement shall terminate automatically without any further action required by GCA or the Company and GCA shall have all of the rights set forth in the Purchase Agreement, the Registration Rights Agreement and any related transaction agreement. If the foregoing meets with your understanding of our agreement, please so signify by signing and returning this Letter Agreement to us.

                                 Very truly yours,


                                 GCA STRATEGIC INVESTMENT FUND
                                 LIMITED


                                 By: /s/ Lewis N. Lester
                                    --------------------------------------
                                   Name: Lewis N. Lester
                                        ----------------------------------
                                    Position: Director
                                             -----------------------------


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Emissions Testing, Inc.
December 1, 2000
Page 4



Agreed to and accepted as of the day and year first above written.


EMISSIONS TESTING, INC.


By: /s/ Rich Parlontieri
    ------------------------------
   Name: Rich Parlontieri
         -------------------------
   Position: President/CEO
            ----------------------